Exhibit 10.5

FIFTH AMENDMENT TO

SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIFTH AMENDMENT TO SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Fifth Amendment”) is made as of October 13, 2015 between ADCIP, LLC, a Delaware limited liability company, ADCIP II, LLC, a Delaware limited liability company (collectively, “Original Sellers”), APICDA LLC, a Delaware limited liability company, BPICDA LLC, a Delaware limited liability company, CPICDA LLC, a Delaware limited liability company, DPICDA LLC, a Delaware limited liability company, EPICDA LLC, a Delaware limited liability company and FPICDA LLC, a Delaware limited liability company, (collectively, the “Additional Seller”; and together with Original Sellers, collectively, “Seller”) and REVEN HOUSING FLORIDA 2, LLC, a Delaware limited liability company (“Buyer”) with reference to the following recitals:

RECITALS

A. Original Sellers and Buyer entered into that certain Single Family Homes Real Estate Purchase and Sale Agreement dated as of February 27, 2015, pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, 140 single family homes in the State of Florida, as amended by that certain First Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of March 17, 2015, that certain Second Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of May 14, 2015, that certain Third Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of August 13, 2015 and that certain Fourth Amendment to Single Family Homes Real Estate Purchase and Sale Agreement dated as of September 28, 2015 (as amended, the “Agreement”).

B. Original Sellers and Buyer desire to amend the Agreement to add Additional Seller as a party to the Agreement in accordance with the terms of this Fifth Amendment.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement.

2.	Acknowledgement and Joinder of Additional Seller. Additional Seller hereby acknowledges, agrees and assumes all rights, interests, liabilities and obligations (including the agreement to sell, convey and assign the Property to Buyer upon the terms and conditions set forth in the Agreement), and joins in all representations, warranties, releases, and indemnities, of “Seller” under the Agreement (and related documents), and Original Sellers hereby acknowledge and agree that Additional Seller shall be deemed a “Seller” under the Agreement (and related documents) for all purposes.

3.	Governing Law. To the extent enforceable, Seller and Buyer agree that this Fifth Amendment shall be governed in all respects by the internal laws of the State of Delaware; provided that if the dispute involves an individual property, the law of the State where such property is located shall apply. In any dispute arising out of or related to this Fifth Amendment, an action must be brought in Federal or State court, as applicable, in the County of Los Angeles, California. The provisions of this Section 3 shall survive the termination of this Fifth Amendment.

4.	Full Force and Effect. Except as modified by this Fifth Amendment, the Agreement is unchanged, and is hereby ratified and acknowledged by Seller and Buyer to be in full force and effect.

5.	Counterparts. This Fifth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronically transmitted counterpart of this Fifth Amendment shall constitute an original for all purposes.

6.	Miscellaneous. This Fifth Amendment, together with the Agreement, sets forth the entire agreement between the parties with respect to the subject matter set forth herein and therein and may not be modified, amended or altered except by subsequent written agreement between the parties. In case of any inconsistency between the provisions of this Fifth Amendment and the Agreement, the provisions of this Fifth Amendment shall govern and control. This Fifth Amendment shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective successors and assigns, if any.

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IN WITNESS WHEREOF, the undersigned parties have caused this Fifth Amendment to be duly executed as of the day and year first written above.

SELLER

ADCIP, LLC,

a Delaware limited liability company

By: /s/ Terrell Wolfram
Name: Terrell Wolfram

Its: Managing Director

ADCIP II, LLC,

a Delaware limited liability company

By: /s/ Terrell Wolfram
Name: Terrell Wolfram

Its: Managing Director

APICDA, LLC,

a Delaware limited liability company

By: /s/ Terrell Wolfram
Name: Terrell Wolfram

Its: Managing Director

BPICDA, LLC,

a Delaware limited liability company

By: /s/ Terrell Wolfram
Name: Terrell Wolfram

Its: Managing Director

CPICDA, LLC,

a Delaware limited liability company

By: /s/ Terrell Wolfram
Name: Terrell Wolfram

Its: Managing Director

DPICDA, LLC,

a Delaware limited liability company

By: /s/ Terrell Wolfram
Name: Terrell Wolfram

Its: Managing Director

EPICDA, LLC,

a Delaware limited liability company

By: /s/ Terrell Wolfram
Name: Terrell Wolfram

Its: Managing Director

FPICDA, LLC,

a Delaware limited liability company

By: /s/ Terrell Wolfram
Name: Terrell Wolfram

Its: Managing Director

BUYER

REVEN HOUSING FLORIDA 2, LLC,

a Delaware limited liability company

By: /s/ Chad Carpenter

       Chad Carpenter

       Chief Executive Officer